UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08226

Templeton Global Investment Trust

(Exact name of registrant as specified in charter)

300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923

(Address of principal executive offices)   (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA  94403-1906

(Name and address of agent for service)

Registrant's telephone number, including area code: (954) 527-7500

Date of fiscal year end: _10/31__

Date of reporting period:  10/31/16__

Item 1. Reports to Stockholders.

FRANKLIN TEMPLETON INVESTMENTS

Annual Report and Shareholder Letter
October 31, 2016

Templeton Foreign Smaller Companies Fund

A SERIES OF TEMPLETON GLOBAL INVESTMENT TRUST

Sign up for electronic delivery at franklintempleton.com/edelivery

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

2 Annual Report

franklintempleton.com

Annual Report

Templeton Foreign Smaller Companies Fund

This annual report for Templeton Foreign Smaller Companies Fund covers the fiscal year ended October 31, 2016. At the market close on December 10, 2013, the Fund closed to new investors with limited exceptions. Existing shareholders may add to their accounts. We believe this closure can help us effectively manage our current level of assets.

Your Fund’s Goal and Main Investments

The Fund seeks to provide long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of smaller companies located outside the U.S., including emerging markets.

Performance Overview

For the 12 months under review, the Fund’s Class A shares had a -0.62% cumulative total return. In comparison, the MSCI All Country World Index (ACWI) Ex USA Small Cap Index, which measures performance of international small capitalization stocks in developed and emerging markets, excluding the U.S., generated a +4.60% total return.1 Please note index performance information is provided for reference and we do not attempt to track an index but rather undertake investments on the basis of fundamental research. You can find the Fund’s long-term performance data in the Performance Summary beginning on page 7.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

The global economy expanded moderately during the 12 months under review despite slower growth in some countries. In this environment, global developed and emerging market stocks, as measured by the MSCI All Country World Index, rose. Global markets were aided by accommodative monetary policies of various global central banks, an improvement in commodity prices during the period’s second half, finalization of Greece’s new debt deal, generally encouraging economic data across regions and an Organization of the Petroleum Exporting Countries (OPEC) proposal to curb oil production. However, the impact of these factors was partially offset by a slowdown in the Chinese economy, and declining commodity prices during the period’s first half, geopolitical tensions in certain regions, uncertainty about the U.S. Federal Reserve’s (Fed’s) timing for raising interest rates and worries about the health of European banks. In addition, global economic concerns and the U.K.’s historic referendum to leave the European Union (also known as “Brexit”) contributed to volatility in global stock markets.

1. Source: Morningstar.
The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.
See www.franklintempletondatasources.com for additional data provided information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 15.

franklintempleton.com

Annual Report

TEMPLETON FOREIGN SMALLER COMPANIES FUND

The U.S. economy grew during the 12-month period despite a general decline in residential fixed investments. However, personal consumption expenditures remained strong during the period. Sentiment in the manufacturing sector remained volatile, generally contracting in the initial months and expanding in the second half of the period. Similarly, the services sector was also volatile but remained in expansionary territory throughout the reporting period. Growth in services contributed to new jobs and helped the unemployment rate decrease from 5.0% in October 2015 to 4.9% at period-end. Retail sales generally rose, as did home sales and prices amid declining mortgage rates. The Fed raised its federal funds target range to 0.25%–0.50% in December 2015, and maintained it through period-end. In July, the Fed Chair signaled the possibility of a near-term increase in interest rates, citing strengthening labor market conditions and its optimism on future economic growth. However, at its September meeting, the Fed kept interest rates unchanged and lowered its forecast for 2016 U.S. economic growth, though it maintained that the case for a U.S. interest-rate increase had strengthened.

In Europe, the U.K.’s economic growth slowed in 2016’s third quarter, after it rebounded marginally in the second quarter, supported by industrial production and services. Immediate effects of the Brexit vote in June materialized as U.K. stocks declined significantly, the pound sterling hit a three-decade low amid intensified selling and the U.K.’s credit rating was downgraded. The eurozone grew slightly early in the period, benefiting from lower oil prices, a weaker euro that supported exports and the European Central Bank’s (ECB’s) accommodative policy. However, growth moderated during 2016’s second quarter and remained steady in the third quarter. After declining in the beginning of 2016, the eurozone’s annual inflation rate increased gradually to reach its highest reading since June 2014, ending at an estimated 0.50% in October. After reducing the bank deposit rate in December 2015, the ECB cut its benchmark interest rate and expanded its massive bond-buying program in March and August 2016 to boost the region’s slowing growth.

In Asia, Japan’s economy slowed in the second quarter after a higher-than-expected growth in 2016’s first quarter, led by a rise in private consumption, government spending and exports. In January 2016, the Bank of Japan (BOJ) introduced negative interest rates on excess reserves kept by financial institutions with the central bank to boost lending and help achieve its inflation target. In July 2016, Japan’s Prime Minister Shinzo Abe announced a higher-than-expected fiscal stimulus to revive the economy, followed by an additional monetary stimulus announcement by the BOJ. The BOJ kept its interest rates unchanged toward period-end; however, it overhauled its monetary policy to focus on yield-curve control. The bank further announced that it adjusted its Japanese government bond purchases to keep the 10-year rate near the current level of 0%.

Top 10 Sectors/Industries

10/31/16

% of Total
Net Assets
Machinery	11.0%
Textiles, Apparel & Luxury Goods	6.4%
Capital Markets	5.0%
Electronic Equipment, Instruments & Components	4.7%
Banks	4.5%
Household Durables	4.0%
Thrifts & Mortgage Finance	4.0%
Leisure Products	3.6%
Auto Components	3.3%
Energy Equipment & Services	3.2%

In emerging markets, growth generally moderated during the review period. Brazil witnessed its longest recession since the 1930s amid political and economic turmoil. Brazil’s economy continued to contract during the period, although the pace of contraction slowed in 2016’s second quarter, as business sentiment improved near period-end with the expected impeachment of President Dilma Rousseff. Toward period-end, Brazil’s central bank cut its benchmark interest rate for the first time in four years to spur economic growth. Russia’s economic contraction eased in 2016’s first half following a rebound in oil prices and an improvement in industrial production. The Bank of Russia reduced its key interest rate in June and September 2016 to revive its economy. China’s economy grew at a stable rate in 2016’s third quarter and remained within the government’s targeted range. However, the People’s Bank of China cut its benchmark interest rate once during the review period. The bank also employed other monetary easing measures that included cutting the cash reserve requirement ratio for the country’s banks and effectively devaluing the Chinese currency against the U.S. dollar. Overall, emerging market stocks, as measured by the MSCI Emerging Markets Index, rose during the period.

Investment Strategy

We employ a bottom-up, value-oriented, long-term approach to investing. We focus our analysis on the market price of a company’s securities relative to our evaluation of the company’s long-term earnings, asset value and cash flow potential. We also consider a company’s price/earnings ratio,

4 Annual Report

franklintempleton.com

profit margins and liquidation value. We are patient investors and may hold a security for several years as we wait for the market to recognize a company’s true worth.

Manager’s Discussion

Several Fund holdings performed well during the period under review. Minth Group, one of China’s leading suppliers of exterior auto body parts, offers exposure to the country’s growing passenger vehicle demand, with further upside potential from growing outsourcing trends and recovery in global automobile demand. The company is a high-quality operator, in our view, with a solid niche in the automotive supply chain. We believe Minth could continue to expand its market share, sustain higher profitability than many of its peers and deliver steady earnings growth over our investment horizon.

M Dias Branco has a 60-year history in Brazil, where it started as a regional bakery in the Northeast and gradually developed and acquired brands. The company is the market leader in cookies and crackers, as well as pasta. Shares increased during the period due to strong financial results. We believe the company’s market-leading brands and the significant competitive advantages it has developed by vertically integrating and slowly developing a distribution across Brazil should lead to strong performance over our long-term investment horizon.

Japanese pharmaceutical company Kobayashi’s stock price rose due to brisk sales aided by the strong success of its advertising. The company also benefited from the continuation of demand from foreign tourists despite the strengthening of the Japanese yen.

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the 12 months ended October 31, 2016, the U.S. dollar declined in value relative to many currencies in which the Fund’s investments were traded. As a result, the Fund’s performance was positively affected by the portfolio’s investment predominantly in securities with non-U.S. currency exposure. However, one cannot expect the same result in future periods.

TEMPLETON FOREIGN SMALLER COMPANIES FUND

Top 10 Holdings
10/31/16
Company	% of Total
Sector/Industry, Country	Net Assets
VTech Holdings Ltd.	2.1%
Communications Equipment, Hong Kong
Kobayashi Pharmaceutical Co. Ltd.	2.0%
Personal Products, Japan
Rational AG	2.0%
Machinery, Germany
Tsumura & Co.	2.0%
Pharmaceuticals, Japan
Asics Corp.	2.0%
Textiles, Apparel & Luxury Goods, Japan
Gerresheimer AG	1.9%
Life Sciences Tools & Services, Germany
Aalberts Industries NV	1.9%
Machinery, Netherlands
LIC Housing Finance Ltd.	1.8%
Thrifts & Mortgage Finance, India
Amer Sports OYJ	1.8%
Leisure Products, Finland
Huhtamaki OYJ	1.8%
Containers & Packaging, Finland

The Fund had some underperformers in the period under review. Shares of Dutch engineering firm Arcadis declined after posting a worse-than-expected drop in earnings and warning of Brexit-related uncertainty into 2017. The company earned a portion of its revenue in Britain last year. Looking ahead, we believe the depressed stock reflects too much pessimism. In our view, headwinds such as Brexit are real but factored into the stock price, and Arcadis continues to offer compelling long-term value.

Laird, a U.K.-based supplier of products such as “shark-fin” antennae for wireless connections and electromagnetic interference (EMI) shielding for Apple’s iPhone and iPad, was a significant detractor, also falling due to Brexit concerns. The cross-selling of EMI antennae and thermal products has been a key driver for Laird in the last few years. We believe that two recent acquisitions could bring further opportunities to cross-sell products to key customers.

Additionally, shares of Japan-based footwear company Asics declined due to weak financial results. Looking at the longer term, we still expect substantial further potential for Asics to expand its sales channels and to take full advantage of its untapped brand value. The global popularity of fitness and running and a growing recognition of Asics products’ high performance should, in our view, also remain a growth driver for the company.

franklintempleton.com

Annual Report

TEMPLETON FOREIGN SMALLER COMPANIES FUND

Thank you for your continued participation in Templeton Smaller Companies Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of October 31, 2016, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

CFA® is a trademark owned by CFA Institute.

6 Annual Report franklintempleton.com

TEMPLETON FOREIGN SMALLER COMPANIES FUND

Performance Summary as of October 31, 2016

The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Performance as of 10/31/161

Cumulative total return excludes sales charges. Average annual total returns include maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.75% and the minimum is 0%. Class A: 5.75% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

	Cumulative	Average Annual	Average Annual
Share Class	Total Return[2]	Total Return[3]	Total Return (9/30/16)[4]
A
1-Year	-0.62%	-6.33%	+0.14%
5-Year	+24.21%	+3.20%	+5.21%
10-Year	+26.46%	+1.77%	+2.29%
Advisor
1-Year	-0.40%	-0.40%	+6.47%
5-Year	+25.75%	+4.69%	+6.73%
10-Year	+29.65%	+2.63%	+3.16%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 9 for Performance Summary footnotes.

franklintempleton.com

Annual Report

TEMPLETON FOREIGN SMALLER COMPANIES FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

See page 9 for Performance Summary footnotes.

8 Annual Report franklintempleton.com

TEMPLETON FOREIGN SMALLER COMPANIES FUND
PERFORMANCE SUMMARY

Total Annual Operating Expenses[6]
Share Class	With Waiver	Without Waiver
A	1.81%	1.81%
Advisor	1.57%	1.57%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Investments in emerging markets involve heightened risks related to the same factors, in addition to those associated with these markets’ smaller size and lesser liquidity. Smaller, midsized and relatively new or unseasoned companies can be particularly sensitive to changing economic conditions, and their prospects for growth are less certain than those of larger, more established companies. Historically, these securities have exhibited greater price volatility than large company stocks, particularly over the short term. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through its current fiscal year-end. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, ifany,hasnotbeen annualized.
4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
5. Source: Morningstar. The MSCI ACWI ex USA Small Cap Index is a free float-adjusted, market capitalization-weighted index designed to measure the performance of small cap equity securities of global developed and emerging markets, excluding the U.S.
6. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
See www.franklintempletondatasources.com for additional data provider information.

franklintempleton.com Annual Report 9

TEMPLETON FOREIGN SMALLER COMPANIES FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

			Actual	Hypothetical
		(actual return after expenses)		(5% annual return before expenses)
			Expenses		Expenses	Net
	Beginning	Ending	Paid During	Ending	Paid During	Annualized
Share	Account	Account	Period	Account	Period	Expense
Class	Value 5/1/16	Value 10/31/16	5/1/16–10/31/16[1,2]	Value 10/31/16	5/1/16–10/31/16[1,2]	Ratio[2]
A	$1,000	$1,018.40	$10.10	$1,015.13	$10.08	1.99%
C	$1,000	$1,014.50	$13.93	$1,011.31	$13.90	2.75%
R6	$1,000	$1,021.00	$7.32	$1,017.90	$7.30	1.44%
Advisor	$1,000	$1,019.10	$8.88	$1,016.34	$8.87	1.75%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above–in the far right column–multiplied by the simple average account value over the period indicated, and then multiplied by 184/366 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

10 Annual Report

franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

Financial Highlights
Templeton Foreign Smaller Companies Fund
		Year Ended October 31,
	2016	2015	2014	2013	2012
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$16.41	$16.31	$18.02	$14.39	$13.92
Income from investment operations[a]:
Net investment income[b]	0.09	0.16 [c]	0.05 [d]	0.13	0.24
Net realized and unrealized gains (losses)	(0.21)	0.16	(1.50)	3.77	0.38
Total from investment operations	(0.12)	0.32	(1.45)	3.90	0.62
Less distributions from net investment income	(0.22)	(0.22)	(0.26)	(0.27)	(0.15)
Net asset value, end of year.	$16.07	$16.41	$16.31	$18.02	$14.39

Total return[e]	(0.62)%	2.03%	(8.11)%	27.43%	4.67%

Ratios to average net assets
Expenses	1.86%[f]	1.80%	1.67%	1.65%[g]	1.65%
Net investment income	0.55%	0.95%[c]	0.30%[d]	0.83%	1.72%

Supplemental data
Net assets, end of year (000’s)	$61,060	$79,101	$94,088	$131,844	$103,168
Portfolio turnover rate	28.19%	55.78%	38.68%	42.94%	57.56%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.08 per share related to income received in the form of special dividends and adjustments for EU reclaims in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.44%.
dNet investment income per share includes approximately $0.05 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income (loss) to average net assets would have been (0.01)%.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
fBenefit of waiver and payments by affiliates rounds to less than 0.01%.
gBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Annual Report 11

TEMPLETON GLOBAL INVESTMENT TRUST
FINANCIAL HIGHLIGHTS

Templeton Foreign Smaller Companies Fund (continued)
		Year Ended October 31,
	2016	2015	2014	2013	2012
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$15.75	$15.65	$17.31	$13.83	$13.36
Income from investment operations[a]:
Net investment income (loss)[b]	(0.03)	0.03 [c]	(0.08)[d]	0.01	0.13
Net realized and unrealized gains (losses)	(0.20)	0.16	(1.44)	3.63	0.38
Total from investment operations	(0.23)	0.19	(1.52)	3.64	0.51
Less distributions from net investment income	(0.09)	(0.09)	(0.14)	(0.16)	(0.04)
Net asset value, end of year.	$15.43	$15.75	$15.65	$17.31	$13.83

Total return[e]	(1.36)%	1.26%	(8.82)%	26.58%	3.85%

Ratios to average net assets
Expenses	2.62%[f]	2.55%	2.42%	2.40%[g]	2.40%
Net investment income (loss)	(0.21)%	0.20%[c]	(0.45)%[d]	0.08%	0.97%

Supplemental data
Net assets, end of year (000’s)	$8,360	$10,415	$13,040	$16,027	$12,814
Portfolio turnover rate	28.19%	55.78%	38.68%	42.94%	57.56%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.08 per share related to income received in the form of special dividends and adjustments for EU reclaims in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been (0.31)%.
dNet investment income per share includes approximately $0.05 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income (loss) to average net assets would have been (0.76)%.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
fBenefit of waiver and payments by affiliates rounds to less than 0.01%.
gBenefit of expense reduction rounds to less than 0.01%.

12 Annual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST
FINANCIAL HIGHLIGHTS

Templeton Foreign Smaller Companies Fund (continued)
		Year Ended October 31,
	2016	2015	2014	2013 [a]
Class R6
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$16.41	$16.34	$18.03	$16.53
Income from investment operations[b]:
Net investment income[c]	0.19	0.25 [d]	0.15 [e]	0.16
Net realized and unrealized gains (losses)	(0.23)	0.16	(1.51)	1.34
Total from investment operations	(0.04)	0.41	(1.36)	1.50
Less distributions from net investment income	(0.31)	(0.34)	(0.33)	—
Net asset value, end of year	$16.06	$16.41	$16.34	$18.03

Total return[f]	(0.10)%	2.60%	(7.64)%	9.07%

Ratios to average net assets[g]
Expenses before waiver and payments by affiliates	1.37%	1.30%	1.11%	2.55%
Expenses net of waiver and payments by affiliates	1.34%	1.29%	1.10%	1.12%[h]
Net investment income	1.07%	1.46%[d]	0.87%[e]	1.36%

Supplemental data
Net assets, end of year (000’s)	$5	$844	$835	$5
Portfolio turnover rate	28.19%	55.78%	38.68%	42.94%

aFor the period May 1, 2013 (effective date) to October 31, 2013.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dNet investment income per share includes approximately $0.08 per share related to income received in the form of special dividends and adjustments for EU reclaims in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.95%.
eNet investment income per share includes approximately $0.05 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.56%.
fTotal return is not annualized for periods less than one year.
gRatios are annualized for periods less than one year.
hBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Annual Report 13

TEMPLETON GLOBAL INVESTMENT TRUST
FINANCIAL HIGHLIGHTS

Templeton Foreign Smaller Companies Fund (continued)
		Year Ended October 31,
	2016	2015	2014	2013	2012
Advisor Class
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$16.39	$16.30	$18.00	$14.38	$13.93
Income from investment operations[a]:
Net investment income[b]	0.12	0.20 [c]	0.10 [d]	0.18	0.26
Net realized and unrealized gains (losses)	(0.21)	0.17	(1.50)	3.75	0.39
Total from investment operations	(0.09)	0.37	(1.40)	3.93	0.65
Less distributions from net investment income	(0.26)	(0.28)	(0.30)	(0.31)	(0.20)
Net asset value, end of year.	$16.04	$16.39	$16.30	$18.00	$14.38

Total return	(0.40)%	2.33%	(7.90)%	27.79%	4.90%

Ratios to average net assets
Expenses	1.62%[e]	1.56%	1.42%	1.40%[f]	1.40%
Net investment income	0.79%	1.19%[c]	0.55%[d]	1.08%	1.97%

Supplemental data
Net assets, end of year (000’s)	$24,000	$33,064	$40,153	$40,832	$31,817
Portfolio turnover rate	28.19%	55.78%	38.68%	42.94%	57.56%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.08 per share related to income received in the form of special dividends and adjustments for EU reclaims in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.68%.
dNet investment income per share includes approximately $0.05 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.24%.
eBenefit of waiver and payments by affiliates rounds to less than 0.01%.
fBenefit of expense reduction rounds to less than 0.01%.

14 Annual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

Statement of Investments, October 31, 2016
Templeton Foreign Smaller Companies Fund
	Industry	Shares	Value

Common Stocks 94.4%
Belgium 1.1%
Ontex Group NV	Personal Products	34,740	$1,050,356
Brazil 2.1%
Grendene SA	Textiles, Apparel & Luxury Goods	178,100	1,094,438
M Dias Branco SA	Food Products	21,300	909,360
			2,003,798
Canada 6.5%
[a] Badger Daylighting Ltd	Construction & Engineering	69,300	1,496,787
Dorel Industries Inc., B.	Household Durables	21,100	535,461
Enerflex Ltd	Energy Equipment & Services	57,600	611,738
[a] Genworth MI Canada Inc	Thrifts & Mortgage Finance	20,700	449,406
Laurentian Bank of Canada	Banks	12,820	473,626
Mullen Group Ltd	Energy Equipment & Services	84,900	1,176,293
Russel Metals Inc	Trading Companies & Distributors	52,300	832,201
Shawcor Ltd., A.	Energy Equipment & Services	20,800	520,097
			6,095,609
China 4.2%
China ZhengTong Auto Services Holdings Ltd	Specialty Retail	1,164,500	373,870
Goodbaby International Holdings Ltd	Household Products	1,623,000	782,658
Greatview Aseptic Packaging Co. Ltd	Containers & Packaging	1,384,000	704,880
Minth Group Ltd	Auto Components	262,000	932,378
Shanghai Haohai Biological Technology Co. Ltd., H.	Biotechnology	99,100	472,778
Xtep International Holdings Ltd	Textiles, Apparel & Luxury Goods	1,374,000	609,434
			3,875,998
Colombia 1.0%
[b] Gran Tierra Energy Inc. (CAD Traded)	Oil, Gas & Consumable Fuels	263,500	769,830
[b,c] Gran Tierra Energy Inc. (USD Traded) 144A	Oil, Gas & Consumable Fuels	57,800	168,198
			938,028
Finland 3.6%
Amer Sports OYJ	Leisure Products	63,040	1,716,057
Huhtamaki OYJ	Containers & Packaging	41,760	1,685,917
			3,401,974
Germany 6.3%
Gerresheimer AG	Life Sciences Tools & Services	23,200	1,749,733
Grand City Properties SA	Real Estate Management & Development	62,650	1,100,628
Jenoptik AG	Electronic Equipment, Instruments
	& Components	66,880	1,146,677
Rational AG	Machinery	3,620	1,877,476
			5,874,514
Hong Kong 7.1%
Luk Fook Holdings (International) Ltd	Specialty Retail	401,000	1,176,271
Techtronic Industries Co. Ltd	Household Durables	422,790	1,591,803
Value Partners Group Ltd	Capital Markets	1,417,700	1,356,345
Vinda International Holdings Ltd	Household Products	277,000	548,596
VTech Holdings Ltd	Communications Equipment	159,600	1,959,078
			6,632,093

franklintempleton.com

Annual Report

TEMPLETON GLOBAL INVESTMENT TRUST
STATEMENT OF INVESTMENTS

Templeton Foreign Smaller Companies Fund (continued)
	Industry	Shares	Value

Common Stocks (continued)
India 3.5%
Dewan Housing Finance Corp. Ltd	Thrifts & Mortgage Finance	311,202	$1,536,541
LIC Housing Finance Ltd	Thrifts & Mortgage Finance	195,935	1,728,339
			3,264,880
Indonesia 1.2%
[b,d] Sakari Resources Ltd	Metals & Mining	1,342,000	1,089,151
Italy 2.2%
Azimut Holding SpA.	Capital Markets	27,119	435,196
Interpump Group SpA	Machinery	100,395	1,611,103
			2,046,299
Japan 21.7%
Anritsu Corp	Electronic Equipment, Instruments
	& Components	94,300	500,835
Asics Corp	Textiles, Apparel & Luxury Goods	85,500	1,827,805
Bunka Shutter Co. Ltd	Building Products	53,100	441,002
Capcom Co. Ltd	Software	29,200	755,928
Daibiru Corp	Real Estate Management & Development	88,000	765,254
Descente Ltd	Textiles, Apparel & Luxury Goods	75,500	1,049,621
Dowa Holdings Co. Ltd.	Metals & Mining	164,000	1,221,302
Fuji Oil Holdings Inc	Food Products	49,600	958,184
[a] IDOM Inc	Specialty Retail	86,600	452,508
Kobayashi Pharmaceutical Co. Ltd	Personal Products	36,558	1,913,739
Koshidaka Holdings Co. Ltd	Hotels, Restaurants & Leisure	14,200	231,262
KYB Corp	Auto Components	111,000	509,092
[a,b] Laox Co. Ltd	Specialty Retail	67,000	541,750
MEITEC Corp	Professional Services	44,900	1,532,701
Nachi-Fujikoshi Corp	Machinery	149,000	566,875
Nihon Parkerizing Co. Ltd	Chemicals	70,700	977,497
Square Enix Holdings Co. Ltd	Software	22,300	739,967
Sumitomo Rubber Industries Ltd	Auto Components	95,600	1,602,525
TechnoPro Holdings Inc	Professional Services	21,400	735,609
Tsugami Corp	Machinery	106,000	583,189
Tsumura & Co	Pharmaceuticals	64,400	1,833,597
Ushio Inc	Electrical Equipment	45,800	553,312
			20,293,554
Luxembourg 1.1%
[b] Stabilus SA	Machinery	19,310	1,005,944
Netherlands 4.7%
Aalberts Industries NV	Machinery	54,977	1,736,442
Arcadis NV	Construction & Engineering	90,620	1,193,629
[e] Refresco Group NV, Reg S	Beverages	100,038	1,460,429
			4,390,500
Philippines 0.6%
Vista Land & Lifescapes Inc	Real Estate Management & Development	5,540,300	598,055
Poland 0.7%
CCC SA	Textiles, Apparel & Luxury Goods	13,010	660,367
South Korea 4.6%
BNK Financial Group Inc	Banks	117,243	952,328
DGB Financial Group Inc	Banks	158,628	1,331,482
[b] Hyundai Mipo Dockyard Co. Ltd	Machinery	9,649	593,091

16 Annual Report

franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST
STATEMENT OF INVESTMENTS

Templeton Foreign Smaller Companies Fund (continued)
	Industry	Shares	Value

Common Stocks (continued)
South Korea (continued)
KIWOOM Securities Co. Ltd	Capital Markets	7,124	$414,219
Korea Investment Holdings Co. Ltd	Capital Markets	28,424	1,021,436
			4,312,556
Spain 1.9%
Construcciones y Auxiliar de Ferrocarriles SA.	Machinery	2,896	1,091,280
Tecnicas Reunidas SA	Energy Equipment & Services	19,123	717,136
			1,808,416
Sweden 2.6%
Cloetta AB, B	Food Products	155,690	551,780
Tethys Oil AB	Oil, Gas & Consumable Fuels	30,191	219,851
[f] The Thule Group AB, Reg S	Leisure Products	105,420	1,628,744
			2,400,375
Switzerland 4.5%
[b] Basilea Pharmaceutica AG	Biotechnology	5,910	398,420
Bucher Industries AG.	Machinery	5,330	1,184,624
Logitech International SA	Technology Hardware, Storage & Peripherals	47,410	1,149,693
Vontobel Holding AG	Capital Markets	29,770	1,457,809
			4,190,546
Taiwan 3.7%
Casetek Holdings Ltd	Technology Hardware, Storage & Peripherals	156,000	502,276
Chicony Electronics Co. Ltd	Technology Hardware, Storage & Peripherals	515,938	1,322,394
Tripod Technology Corp	Electronic Equipment, Instruments
	& Components	670,000	1,587,622
			3,412,292
Thailand 1.6%
TISCO Financial Group PCL, fgn	Banks	994,800	1,469,623
United Kingdom 7.9%
Bellway PLC	Household Durables	14,598	422,808
Bovis Homes Group PLC	Household Durables	38,370	355,803
Devro PLC	Food Products	168,272	467,598
DFS Furniture PLC	Household Durables	263,830	832,287
Dignity PLC	Diversified Consumer Services	17,216	559,119
Foxtons Group PLC	Real Estate Management & Development	342,924	449,176
JRP Group PLC	Insurance	595,626	882,254
Laird PLC	Electronic Equipment, Instruments
	& Components	230,581	409,285
[b] LivaNova PLC	Health Care Equipment & Supplies	18,536	1,050,620
Oxford Instruments PLC	Electronic Equipment, Instruments
	& Components	93,944	777,410
SIG PLC.	Trading Companies & Distributors	447,382	605,167
[b] Vectura Group PLC	Pharmaceuticals	364,390	603,976
			7,415,503
Total Common Stocks (Cost $79,850,365)			88,230,431

Management Investment Companies
(Cost $475,476) 0.5%
United States 0.5%
iShares MSCI EAFE Small-Cap ETF	Diversified Financial Services	9,300	473,370

franklintempleton.com

Annual Report

TEMPLETON GLOBAL INVESTMENT TRUST
STATEMENT OF INVESTMENTS

Templeton Foreign Smaller Companies Fund (continued)
	Industry	Shares	Value
Preferred Stocks (Cost $643,535) 0.8%
Brazil 0.8%
[g] Alpargatas SA, 4.111%, pfd	Textiles, Apparel & Luxury Goods	221,100	$734,738
Total Investments before Short Term
Investments (Cost $80,969,376)			89,438,539

		Principal
		Amount
Short Term Investments 6.8%
U.S. Government and Agency Securities
(Cost $3,599,980) 3.9%
United States 3.9%
[h] Farmer Mac Discount Note, 11/01/16.		$3,600,000	3,600,000

		Shares
[i] Investments from Cash Collateral Received
for Loaned Securities (Cost $2,729,030) 2.9%
Money Market Funds 2.9%
United States 2.9%
[b,j] Institutional Fiduciary Trust Money Market Portfolio		2,729,030	2,729,030
Total Investments (Cost $87,298,386) 102.5% .			95,767,569
Other Assets, less Liabilities (2.5)%			(2,342,855)
Net Assets 100.0%			$93,424,714

See Abbreviations on page 31.

aA portion or all of the security is on loan at October 31, 2016. See Note 1(c).
bNon-income producing.
cSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. This security has been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At
October 31, 2016, the value of this security was $168,198, representing 0.2% of net assets.
dSecurity has been deemed illiquid because it may not be able to be sold within seven days.
eAt October 31, 2016, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund is restricted from trading this security at year end.
fSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States.
Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. This security has been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At October 31, 2016, the value of this security was
$1,628,744, representing 1.7% of net assets.
gVariable rate security. The rate shown represents the yield at period end.
hThe security was issued on a discount basis with no stated coupon rate.
iSee Note 1(c) regarding securities on loan.
jSee Note 3(f) regarding investments in affiliated management investment companies.

18 Annual Report | The accompanying notes are an integral part of these financial statements.

franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

Financial Statements

Statement of Assets and Liabilities
October 31, 2016

Templeton Foreign Smaller Companies Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$84,569,356
Cost - Non-controlled affiliates (Note 3f)	2,729,030
Total cost of investments	$87,298,386
Value - Unaffiliated issuers	$93,038,539
Value - Non-controlled affiliates (Note 3f)	2,729,030
Total value of investments (includes securities loaned in the amount of $2,554,246)	95,767,569
Cash	113,192
Receivables:
Investment securities sold	103,652
Capital shares sold	41,723
Dividends	286,548
European Union tax reclaims	352,808
Other assets	23
Total assets	96,665,515
Liabilities:
Payables:
Investment securities purchased	78,541
Capital shares redeemed	166,087
Management fees	80,673
Distribution fees	19,996
Transfer agent fees	33,699
Payable upon return of securities loaned	2,729,030
Deferred tax	31,106
Accrued expenses and other liabilities	101,669
Total liabilities	3,240,801
Net assets, at value	$93,424,714
Net assets consist of:
Paid-in capital	$101,954,645
Undistributed net investment income	107,331
Net unrealized appreciation (depreciation)	8,405,981
Accumulated net realized gain (loss)	(17,043,243)
Net assets, at value	$93,424,714

franklintempleton.com

The accompanying notes are an integral part of these financial statements. | Annual Report 19

TEMPLETON GLOBAL INVESTMENT TRUST
FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)
October 31, 2016

Templeton Foreign Smaller Companies Fund

Class A:
Net assets, at value	$61,060,113
Shares outstanding	3,800,027
Net asset value per share[a]	$16.07
Maximum offering price per share (net asset value per share ÷ 94.25%)	$17.05
Class C:
Net assets, at value	$8,359,773
Shares outstanding	541,820
Net asset value and maximum offering price per share[a]	$15.43
Class R6:
Net assets, at value	$5,026
Shares outstanding	313
Net asset value and maximum offering price per share	$16.06
Advisor Class:
Net assets, at value	$23,999,802
Shares outstanding	1,496,461
Net asset value and maximum offering price per share	$16.04

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

20 Annual Report | The accompanying notes are an integral part of these financial statements.

franklintempleton.com

                                                                                                                                                                                                     TEMPLETON GLOBAL INVESTMENT TRUST
                                                                                                                                                                                                                                     FINANCIAL STATEMENTS

Statement of Operations
for the year ended October 31, 2016

Templeton Foreign Smaller Companies Fund

Investment income:
Dividends (net of foreign taxes of $238,880)	$2,445,522
Interest	29,591
Income from securities loaned (net of fees and rebates)	40,922
Total investment income	2,516,035
Expenses:
Management fees (Note 3a)	1,043,340
Distribution fees: (Note 3c)
Class A	162,263
Class C	90,570
Transfer agent fees: (Note 3e)
Class A	197,150
Class C	26,428
Class R6	236
Advisor Class.	80,236
Custodian fees (Note 4)	18,340
Reports to shareholders	49,442
Registration and filing fees	74,709
Professional fees	174,324
Trustees’ fees and expenses	6,022
Other	23,727
Total expenses.	1,946,787
Expenses waived/paid by affiliates (Note 3f and 3g)	(1,845)
Net expenses.	1,944,942
Net investment income	571,093
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	310,178
Foreign currency transactions	(35,417)
Net realized gain (loss)	274,761
Net change in unrealized appreciation (depreciation) on:
Investments	(2,530,596)
Translation of other assets and liabilities
denominated in foreign currencies	(11,364)
Change in deferred taxes on unrealized appreciation	(31,106)
Net change in unrealized appreciation (depreciation)	(2,573,066)
Net realized and unrealized gain (loss)	(2,298,305)
Net increase (decrease) in net assets resulting from operations	$(1,727,212)

franklintempleton.com

The accompanying notes are an integral part of these financial statements. | Annual Report 21

TEMPLETON GLOBAL INVESTMENT TRUST
FINANCIAL STATEMENTS

Statements of Changes in Net Assets

Templeton Foreign Smaller Companies Fund

	Year Ended October 31,
	2016	2015
Increase (decrease) in net assets:
Operations:
Net investment income.	$571,093	$1,315,838
Net realized gain (loss)	274,761	(1,509,862)
Net change in unrealized appreciation (depreciation)	(2,573,066)	3,489,881
Net increase (decrease) in net assets resulting from operations	(1,727,212)	3,295,857
Distributions to shareholders from:
Net investment income:
Class A	(1,040,254)	(1,245,197)
Class C	(60,168)	(75,247)
Class R6	(14,598)	(17,007)
Advisor Class	(518,480)	(657,536)
Total distributions to shareholders.	(1,633,500)	(1,994,987)
Capital share transactions: (Note 2)
Class A	(15,879,773)	(15,790,271)
Class C	(1,794,446)	(2,783,626)
Class R6	(820,858)	959
Advisor Class	(8,143,532)	(7,420,711)
Total capital share transactions	(26,638,609)	(25,993,649)
Net increase (decrease) in net assets	(29,999,321)	(24,692,779)
Net assets:
Beginning of year	123,424,035	148,116,814
End of year	$93,424,714	$123,424,035
Undistributed net investment income included in net assets:
End of year	$107,331	$962,559

22 Annual Report | The accompanying notes are an integral part of these financial statements.

franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

Notes to Financial Statements

Templeton Foreign Smaller Companies Fund

1. Organization and Significant Accounting Policies

Templeton Global Investment Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of six separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Templeton Foreign Smaller Companies Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers four classes of shares: Class A, Class C, Class R6, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees. The Fund was closed to new investors effective at the close of market December 10, 2013. Existing shareholders may add to their accounts.

Effective March 21, 2016, Templeton Foreign Smaller Companies Fund reorganized from a series of Franklin Templeton International Trust into a new series of the Trust.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and exchange traded funds listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of 4 p.m. Eastern time, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of

franklintempleton.com

Annual Report

TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Foreign Smaller Companies Fund (continued)

1. Organization and Significant Accounting

Policies (continued)

a. Financial Instrument Valuation (continued)

such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned, net of fees paid to the securities lending agent and/or third-party vendor, is reported separately in the Statement of Operations.

24 Annual Report

franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Foreign Smaller Companies Fund (continued)

The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower.

d. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date. As a result of several court cases in certain countries across the European Union, the Fund has filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (EU reclaims). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Income recognized, if any, for EU reclaims is reflected as other income in the Statement of Operations and any related receivable, if any, is reflected as European Union tax reclaims in the Statement of Assets and Liabilities. When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, or the potential timing of payment, no amounts are reflected in the financial statements.

For US income tax purposes, EU reclaims received by the Fund reduce the amounts of foreign taxes Fund shareholders can use as tax credits in their individual income tax returns. In the event that EU reclaims received by the Fund during the fiscal year exceed foreign withholding taxes paid, the Fund must either amend historic tax reporting to shareholders or enter into a closing agreement with the Internal Revenue Service (IRS) in order to pay the associated tax liability on behalf of the Fund’s shareholders. During the fiscal year ended October 31, 2016, the Fund received EU reclaim refunds in excess of the foreign taxes paid during the year. Subsequent to October 31, 2016, the Fund determined to enter into a closing agreement with the IRS and recorded an estimated liability of $74,000.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of October 31, 2016, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion

franklintempleton.com

Annual Report

TEMPLETON GLOBAL INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS

Templeton Foreign Smaller Companies Fund (continued)

1. Organization and Significant Accounting

Policies (continued)

e. Security Transactions, Investment Income, Expenses and Distributions (continued)

of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

f. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At October 31, 2016, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

			Year Ended October 31,
		2016			2015
	Shares		Amount	Shares		Amount
Class A Shares:
Shares sold	151,332		$2,353,186	252,417		$4,211,156
Shares issued in reinvestment of distributions	64,203		995,790	74,023		1,162,901
Shares redeemed	(1,236,326)		(19,228,749)	(1,275,468)		(21,164,328)
Net increase (decrease)	(1,020,791)	$(15,879,773)		(949,028)	$(15,790,271)
Class C Shares:
Shares sold	24,789		$367,734	28,197		$450,144
Shares issued in reinvestment of distributions	3,896		58,395	4,774		72,416
Shares redeemed	(148,162)		(2,220,575)	(205,097)		(3,306,186)
Net increase (decrease)	(119,477)		$(1,794,446)	(172,126)		$(2,783,626)
Class R6 Shares:
Shares sold	7,692		$118,288	11,169		$183,227
Shares issued in reinvestment of distributions	940		14,501	1,081		16,905
Shares redeemed	(59,754)		(953,647)	(11,917)		(199,173)
Net increase (decrease)	(51,122)		$(820,858)	333		$959
Advisor Class Shares:
Shares sold	313,055		$4,845,420	445,587		$7,333,434
Shares issued in reinvestment of distributions	31,517		486,625	39,491		618,028
Shares redeemed	(866,073)		(13,475,577)	(930,508)		(15,372,173)
Net increase (decrease)	(521,501)		$(8,143,532)	(445,430)		$(7,420,711)

26 Annual Report

franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS

Templeton Foreign Smaller Companies Fund (continued)

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Templeton Investment Counsel, LLC (TIC)	Investment manager
Franklin Templeton Investments Corp. (FTIC)	Investment manager - sub-advisor
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees
The Fund pays the investment manager a fee based on the average daily net assets of the Fund as follows:
Annualized Fee Rate	Net Assets
1.000%	Up to and including $100 million
0.900%	Over $100 million, up to and including $250 million
0.800%	Over $250 million, up to and including $500 million
0.750%	In excess of $500 million

Effective December 1, 2015, the Fund’s investment manager is TIC. Under a sub-advisory agreement with TIC, FTIC, an affiliate of TIC, provides subadvisory services to the Fund. The subadvisory fee is paid by TIC based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

Prior to December 1, 2015, FTIC served as the Fund’s investment manager and TIC served as sub-advisor. The annualized investment manager fee rates and net assets tiers remain the same.

For the year ended October 31, 2016, the annualized effective investment management fee rate was 1.000% of the Fund’s average daily net assets.

b. Administrative Fees

Under an agreement with Fund’s investment manager, FT Services provides administrative services to the Fund. The fee is paid by investment manager based on Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of each Fund’s shares up to the maximum annual plan rate. The plan year, for purposes of monitoring compliance with the maximum annual plan rate, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.25%
Class C	1.00%

franklintempleton.com Annual Report 27

TEMPLETON GLOBAL INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS

Templeton Foreign Smaller Companies Fund (continued)

3. Transactions with Affiliates (continued)

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Sales charges retained net of commissions paid to unaffiliated
brokers/dealers	$3,209
CDSC retained	$203

e. Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the year ended October 31, 2016, the Fund paid transfer agent fees of $304,050, of which $111,775 was retained by Investor Services.

f. Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. Prior to October 1, 2013, the waiver was accounted for as a reduction to management fees. During the year ended October 31, 2016, the Fund held investments in affiliated management investment companies as follows:

% of
Affiliated
	Number of			Number of				Fund Shares
	Shares Held			Shares	Value			Outstanding
	at Beginning	Gross	Gross	Held at End	at End	Investment	Realized	Held at End
	of Year	Additions	Reductions	of Year	of Year	Income	Gain (Loss)	of Year

Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market
Portfolio	-	4,798,968	(2,069,938)	2,729,030	$2,729,030	$-	$-	0.0%[a]

[a]Rounds to less than 0.1%.

g. Waiver and Expense Reimbursements

Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.01% until March 20, 2017.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended October 31, 2016, there were no credits earned.

28 Annual Report franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS

Templeton Foreign Smaller Companies Fund (continued)

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At October 31, 2016, capital loss carryforwards were as follows:

Capital loss carryforwards subject to expiration:
2017	$13,038,006
Capital loss carryforwards not subject to expiration:
Short term	3,401,555
Long term	253,270
Total capital loss carryforwards	$16,692,831

The tax character of distributions paid during the years ended October 31, 2016 and 2015, was as follows:

	2016	2015
Distributions paid from ordinary income	$1,633,500	$1,994,987

At October 31, 2016, the cost of investments net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$88,959,942

Unrealized appreciation.	$18,285,122
Unrealized depreciation	(11,477,495)
Net unrealized appreciation (depreciation)	$6,807,627
Distributable earnings - undistributed ordinary income .	$1,313,993

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of passive foreign investment company shares and wash sales.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended October 31, 2016, aggregated $28,445,640 and $54,943,006, respectively.

7. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

8. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 10, 2017. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

franklintempleton.com

Annual Report

TEMPLETON GLOBAL INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS

Templeton Foreign Smaller Companies Fund (continued)

8. Credit Facility (continued)

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. Effective February 12, 2016, the annual commitment fee is 0.15%. These fees are reflected in other expenses in the Statement of Operations. During the year ended October 31, 2016, the Fund did not use the Global Credit Facility.

9. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of October 31, 2016, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Equity Investments:
Indonesia	$—	$—	$1,089,151	$1,089,151
All Other Equity Investments[a,b]	87,876,018	—	—	87,876,018
Management Investment Companies	473,370	—	—	473,370
Short Term Investments	2,729,030	3,600,000	—	6,329,030
Total Investments in Securities	$91,078,418	$3,600,000	$1,089,151	$95,767,569

[a]For detailed categories, see the accompanying Statement of Investments.
[b]Includes common and preferred stocks.

30 Annual Report

franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS

Templeton Foreign Smaller Companies Fund (continued)

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the end of the year. At October 31, 2016, the reconciliation of assets is as follows:

Net Change in
Unrealized
Appreciation
						Net	Net		(Depreciation)
	Balance at		Transfers	Transfer		Realized	Unrealized	Balance	on Assets
	Beginning of		Into	Out of	Cost Basis	Gain	Appreciation	at End	Held at
	Year Purchases Sales		Level 3	Level 3	Adjustments	(Loss)	(Depreciation)	of Year	Year
Assets:
Investments in Securities:
Equity Investments:
Indonesia	$943,112	$– $–	$–	$–	$–	$–	$146,039	$1,089,151	$146,039

Significant unobservable valuation inputs developed by the VC for material Level 3 financial instruments and impact to fair value as a result of changes in unobservable valuation inputs as of October 31, 2016, are as follows:

					Impact to Fair
	Fair Value at				Value if a Input
Description	End of Year	Valuation Technique	Unobservable Input	Amount	Increases[a]
Assets:
Investments in Securities:
Indonesia	$1,089,151	Market Comparables	Discount for lack of marketability	17%	Decrease[b]

[a]Represents the directional change in the fair value of the Level 3 financial instruments that would result from a significant and reasonable increase in the corresponding input. A significant and reasonable decrease in the input would have the opposite effect. Significant impacts, if any, to fair value and/or net assets have been indicated.
[b]Represents a significant impact to fair value and net assets.

10. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

Abbreviations
Currency		Selected Portfolio
CAD	Canadian Dollar	ETF Exchange Traded Fund
USD	United States Dollar

franklintempleton.com Annual Report 31

TEMPLETON FOREIGN SMALLER COMPANIES FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Templeton Foreign Smaller Companies Fund

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Foreign Smaller Companies Fund (the "Fund") as of October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2016 by correspondence with the custodian, transfer agents and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
December 16, 2016

32 Annual Report

franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

Tax Information (unaudited)

Templeton Foreign Smaller Companies Fund

Under Section 854(b)(1)(B) of the Internal Revenue Code (Code), the Fund hereby reports the maximum amount allowable but no less than $1,724,455 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended October 31, 2016. Distributions, including qualified dividend income, paid during calendar year 2016 will be reported to shareholders on Form 1099-DIV by mid-February 2017. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

At October 31, 2015, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund hereby reports to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Code. This written statement will allow shareholders of record on December 14, 2015, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid, foreign source income, and foreign source qualified dividends as reported by the Fund, to Class A, Class C, Class R6, and Advisor Class shareholders of record.

	Foreign Tax Paid	Foreign Source	Foreign Source Qualified
Class	Per Share	Income Per Share	Dividends Per Share

Templeton Foreign Smaller Companies Fund
Class A	$0.0336	$0.1704	$0.1097
Class C	$0.0336	$0.0595	$0.0382
Class R6	$0.0336	$0.2504	$0.1608
Advisor Class	$0.0336	$0.2072	$0.1330

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.1

Foreign Source Qualified Dividends Per Share (Column 3) is the amount per share of foreign source qualified dividends, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund.1

By mid-February 2016, shareholders received Form 1099-DIV which included their share of taxes paid and foreign source income distributed during the calendar year 2015. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2015 individual income tax returns.

1Qualified dividends are taxed at reduced long term capital gains tax rates. In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.

franklintempleton.com

Annual Report

TEMPLETON GLOBAL INVESTMENT TRUST

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton
Investments fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Harris J. Ashton (1932)	Trustee	Since 1994	142	Bar-S Foods (meat packing company)
300 S.E. 2nd Street				(1981-2010).
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive
Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Ann Torre Bates (1958)	Trustee	Since 2008	42	Ares Capital Corporation (specialty
300 S.E. 2nd Street				finance company) (2010-present),
Fort Lauderdale, FL 33301-1923				United Natural Foods, Inc. (distributor
of natural, organic and specialty foods)
(2013-present), Allied Capital
Corporation (financial services)
(2003-2010), SLM Corporation (Sallie
Mae) (1997-2014) and Navient
Corporation (loan management,
servicing and asset recovery)
(2014-2016).
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

Edith E. Holiday (1952)	Lead	Trustee	142	Hess Corporation (exploration and
300 S.E. 2nd Street	Independent	since 1996		refining of oil and gas) (1993-present),
Fort Lauderdale, FL 33301-1923	Trustee	and Lead		Canadian National Railway (railroad)
		Independent		(2001-present), White Mountains
		Trustee		Insurance Group, Ltd. (holding
		since 2007		company) (2004-present), Santander
Consumer USA Holdings, Inc.
(consumer finance) (November 2015),
RTI International Metals, Inc.
(manufacture and distribution of
titanium (1999-2015) and H.J. Heinz
Company (processed foods and allied
products) (1994-2013).
Principal Occupation During at Least the Past 5 Years:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the
Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant
Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).

J. Michael Luttig (1954)	Trustee	Since 2009	142	Boeing Capital Corporation (aircraft
300 S.E. 2nd Street				financing) (2006-2013).
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (aerospace company) (2006-present);
and formerly, Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

34 Annual Report franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

Independent Board Members (continued)

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

David W. Niemiec (1949)	Trustee	Since 2006	42	Emeritus Corporation (assisted living)
300 S.E. 2nd Street				(1999-2010) and OSI Pharmaceuticals,
Fort Lauderdale, FL 33301-1923				Inc. (pharmaceutical products)
				(2006-2010).
Principal Occupation During at Least the Past 5 Years:
Advisor, Saratoga Partners (private equity fund); and formerly, Managing Director, Saratoga Partners (1998-2001) and SBC Warburg Dillon
Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief Financial Officer,
Dillon, Read & Co. Inc. (1982-1997).

Larry D. Thompson (1945)	Trustee	Since 2006	142	The Southern Company (energy
300 S.E. 2nd Street				company) (2014-present; previously
Fort Lauderdale, FL 33301-1923				2010-2012), Graham Holdings
				Company (education and media
				organization) (2011-present) and
				Cbeyond, Inc. (business
				communications provider)
				(2010-2012).
Principal Occupation During at Least the Past 5 Years:
Director of various companies; John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2015-present;
previously 2011-2012); and formerly, Executive Vice President - Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc.
(consumer products) (2012-2014); Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011);
Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney
General, U.S. Department of Justice (2001-2003).

Constantine D. Tseretopoulos	Trustee	Since 2001	26	None
(1954)
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Physician, Chief of Staff, owner and operator of the Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and
formerly, Cardiology Fellow, University of Maryland (1985-1987); and Internal Medicine Resident, Greater Baltimore Medical Center
(1982-1985).

Robert E. Wade (1946)	Trustee	Since 2006	42	El Oro Ltd (investments)
300 S.E. 2nd Street				(2003-present).
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Attorney at law engaged in private practice (1972-2008) and member of various boards.

Interested Board Members and Officers

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

**Gregory E. Johnson (1961)	Trustee	Since 2006	158	None
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member - Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin
Templeton Investments; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc. (1994-2015).

franklintempleton.com	Annual Report	35

TEMPLETON GLOBAL INVESTMENT TRUST

Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

**Rupert H. Johnson, Jr. (1940)	Chairman of	Chairman of the	142	None
One Franklin Parkway	the Board,	Board, Trustee
San Mateo, CA 94403-1906	Trustee and	since 2013,
	Vice President	and Vice President
since 1996
Principal Occupation During at Least the Past 5 Years:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice
President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of
Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments.

Alison E. Baur (1964)	Vice President	Since 2012	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Norman J. Boersma (1957)	President and	Since 2012	Not Applicable	Not Applicable
Lyford Cay	Chief Executive
Nassau, Bahamas	Officer –
Investment
Management
Principal Occupation During at Least the Past 5 Years:
Director, President and Chief Executive Officer, Templeton Global Advisors Ltd.; Chief Investment Officer of Templeton Global Equity Group;
officer of six of the investment companies in Franklin Templeton Investments; and formerly, Executive Vice President, Franklin Templeton
Investments Corp. (1993-2014).

Laura F. Fergerson (1962)	Chief	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Executive
San Mateo, CA 94403-1906	Officer –
Finance and
Administration
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; Vice President, Franklin Advisers, Inc. and Franklin Templeton Institutional, LLC; and
officer of 45 of the investment companies in Franklin Templeton Investments.

Aliya S. Gordon (1973)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton
Investments.

Steven J. Gray (1955)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and Franklin
Alternative Strategies Advisers, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

Robert Lim (1948)	Vice President	Since May	Not Applicable	Not Applicable
One Franklin Parkway	– AML	2016
San Mateo, CA 94403-1906	Compliance
Principal Occupation During at Least the Past 5 Years:
Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc. and Franklin Templeton
Investor Services, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

36 Annual Report franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Kimberly H. Novotny (1972)	Vice President	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; Vice President and Corporate Secretary, Fiduciary Trust International of the
South; Vice President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.

Mark H. Otani (1968)	Treasurer,	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Chief Financial
San Mateo, CA 94403-1906	Officer and
Chief
Accounting
Officer
Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting, Franklin Templeton Investments; and officer of 14 of the investment companies in Franklin
Templeton Investments.

Robert C. Rosselot (1960)	Chief	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street	Compliance
Fort Lauderdale, FL 33301-1923	Officer
Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments
(2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton
Investments.

Navid J. Tofigh (1972)	Vice President	Since 2015	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Craig S. Tyle (1960)	Vice President	Since 2005	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources,
Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Lori A. Weber (1964)	Secretary and	Secretary since	Not Applicable	Not Applicable
300 S.E. 2nd Street	Vice President	2013 and Vice
Fort Lauderdale, FL 33301-1923		President since
2011
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Secretary, Templeton Investment Counsel, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

franklintempleton.com Annual Report 37

TEMPLETON GLOBAL INVESTMENT TRUST

Interested Board Members and Officers (continued)

**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director ofFranklin
Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Resources.
Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.
Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.
Note 3: Effective May 13, 2016, Frank J. Crothers ceased to be a trustee of the Trust.
Note 4: Effective November 1, 2016, Frank A. Olson ceased to be a trustee of the Trust.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the U.S. Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit
Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated each of Ann Torre Bates and David W. Niemiec as an audit committee financial expert. The Board believes that Ms. Bates and Mr. Niemiec qualify as such an expert in view of their extensive business background and experience. Ms.
Bates has served as a member of the Fund Audit Committee since 2008. She currently serves as a director of Ares Capital Corporation (2010-present) and United
Natural Foods, Inc. (2013-present) and was formerly a director of Navient Corporation from 2014 to 2016, SLM Corporation from 1997 to 2014 and Allied Capital
Corporation from 2003 to 2010, Executive Vice President and Chief Financial Officer of NHP Incorporated from 1995 to 1997 and Vice President and Treasurer of
US Airways, Inc. until 1995. Mr. Niemiec has served as a member of the Fund Audit Committee since 2006, currently serves as an Advisor to Saratoga Partners and was formerly its Managing Director from 1998 to 2001. Mr. Niemiec was formerly a director of Emeritus Corporation from 1999 to 2010 and OSI Pharmaceu-
ticals, Inc. from 2006 to 2010, Managing Director of SBC Warburg Dillon Read from 1997 to 1998, and was Vice Chairman from 1991 to 1997 and Chief Financial
Officer from 1982 to 1997 of Dillon, Read & Co. Inc. As a result of such background and experience, the Board believes that Ms. Bates and Mr. Niemiec have each acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Ms. Bates and Mr. Niemiec are independent Board members as that term is defined under the applicable U.S. Securities and
Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request.
Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

38 Annual Report

franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST
TEMPLETON FOREIGN SMALLER COMPANIES FUND

Shareholder Information

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust, on behalf of the Fund, files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

franklintempleton.com

Annual Report

This page intentionally left blank.

Annual Report and Shareholder Letter
Templeton Foreign Smaller Companies Fund

Investment Manager
Templeton Investment Counsel, LLC

Subadvisor
Franklin Templeton Investments Corp.

Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN® / 342-5236
franklintempleton.com

Shareholder Services
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2016 Franklin Templeton Investments. All rights reserved.	191 A 12/16

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is David W. Niemiec and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.

(a)  Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $28,134 for the fiscal year ended October 31, 2016 and $0 for the fiscal year ended October 31, 2015.

(b)  Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c)  Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning.

(d)  All Other Fees

There were no fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant, other than the services reported in paragraphs (a)-(c) of Item 4.

There were no fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, other than the services reported in paragraphs (a)-(c) of Item 4.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

      (i)   pre-approval of all audit and audit related services;

      (ii)  pre-approval of all non-audit related services to be provided to the Fund by the auditors;

      (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

      (iv)  establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) There were no non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.        N/A

Item 6. Schedule of Investments.                      N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.              N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

        N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.            N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures.  The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940, is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission.  Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.  The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures.  Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls.  There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Mark H. Otani, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Mark H. Otani, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON GLOBAL INVESTMENT TRUST

By /s/LAURA F. FERGERSON

Laura F. Fergerson

Chief Executive Officer - Finance and

Administration

Date December 27, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/LAURA F. FERGERSON

Laura F. Fergerson

Chief Executive Officer - Finance and

Administration

Date December 27, 2016

By /s/MARK H. OTANI

Mark H. Otani

Chief Financial Officer and

 Chief Accounting Officer

Date December 27, 2016